[LOGO]EATON VANCE(R)
                                         [GRAPHIC OF NEWSPAPER & ADDING MACHINE]



     ANNUAL REPORT DECEMBER 31, 2001



[GRAPHIC OF NYSE FLAG]
                                  EATON VANCE
                                    BALANCED
                                      FUND



[GRAPHIC OF STOCK MARKET]

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

LETTER TO SHAREHOLDERS

[PHOTO]
JAMES B. HAWKES
PRESIDENT


Eaton Vance Balanced Fund Class A shares had a total return of -2.36% during the year ended December 31, 2001. That return was the result of a decrease in net asset value per share (NAV) from $6.22 on December 31, 2000 to $5.91 on December 31, 2001, and the reinvestment of $0.095 per share in income dividends and $0.061 per share in capital gains distributions.(1)

Class B shares had a total return of -3.13% for the same period, the result of a decrease in NAV from $11.58 on December 31, 2000 to $11.05 on December 2001, and the reinvestment of $0.10 per share in income dividends and $0.061 per share in capital gains distributions.(1)

Class C shares had a total return of -3.09% for the same period, the result of a decrease in NAV from $11.09 on December 31, 2000 to $10.58 on December 31, 2001, and the reinvestment of $0.10 per share in income dividends and $0.061 per share in capital gains distributions.(1)

For comparison, for the one-year period ended December 31, 2001, the S&P 500 Composite Index had a total return of -11.88%, while the Lehman
Government/Credit Bond Index had a total return of 8.50%.*

A slowing economy was dealt a further blow by the events of September 11th...

The year 2001 witnessed a significant slowing of the economy, characterized by deteriorating corporate profits, job layoffs and sharply lower capital spending. September 11th solidified the downward trend:Consumer spending declined sharply and the U.S. economy was mired in a recession in the third quarter, with Gross Domestic Product contracting 1.3%, the first such quarterly decline since 1991. The advance estimates from the Commerce Department for fourth quarter indicated that GDP grew by a modest 0.2%. In an effort to stimulate economic activity, the Federal Reserve continued its accommodative monetary policy. By year-end, the Fed had lowered its benchmark Federal Funds rate - a key short-term interest rate barometer - on 11 occasions by a total of 475 basis points (4.75%).

While the economy remains weak, investors should remember that the markets have historically discounted future economic trends. When the economy regains its momentum, we expect a marked improvement in corporate earnings. We remain optimistic about our economic future and confident about the opportunities in the markets.

We are pleased to announce that, effective November 1, 2001, Elizabeth Kenyon joined Arieh Coll as co-Portfolio Manager of Balanced Fund. Ms. Kenyon, a Vice President of Eaton Vance and a co-director of Taxable Fixed Income, has been with the company since 1993. In the following pages, Elizabeth and Arieh discuss the past year and provide their insights on the markets in the year ahead.


                             Sincerely,


                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             February 6, 2002


       *IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


FUND INFORMATION
AS OF DECEMBER 31, 2001

PERFORMANCE(2)                                               CLASS A         CLASS B          CLASS C
------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------------------------------
One Year                                                      -2.36%          -3.13%           -3.09%
Five Years                                                     6.42            5.55             5.40
Ten Years                                                      8.86            N.A.             N.A.
Life of Fund+                                                  9.79            7.73             7.37


SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------------------------
One Year                                                      -7.98%          -7.90%           -4.04%
Five Years                                                     5.17            5.26             5.40
Ten Years                                                      8.21            N.A.             N.A.
Life of Fund+                                                  9.70            7.73             7.37

+ INCEPTION DATES - CLASS A: 4/01/32; CLASS B: 11/02/93; CLASS C:11/02/93

TEN LARGEST EQUITY HOLDINGS(3)
MIM Corp.                                          4.7%
Biovail Corp.                                      4.4
Gymboree Corp.                                     4.1
Hollywood Entertainment Corp.                      4.0
Hotel Reservations Network, Inc.                   3.9
Capital One Financial Corp.                        3.3
Progressive Corp.                                  2.8
Celestica, Inc.                                    2.8
American Pharmaceutical Partners, Inc.             2.8
Integrated Device Technology, Inc.                 2.7

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B AND CLASS C SHARES. (2) RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2%
    - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS 1% CDSC.
    (3) TEN LARGEST EQUITY HOLDINGS ACCOUNTED FOR 35.5% OF THE FUND'S NET ASSETS. HOLDINGS ARE SUBJECT TO CHANGE.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

MANAGEMENT DISCUSSION

AN INTERVIEW WITH ARIEH COLL AND ELIZABETH S. KENYON, CO-PORTFOLIO MANAGERS OF BALANCED FUND.


      [PHOTO]
    ARIEH COLL
 PORTFOLIO MANAGER

      [PHOTO]
ELIZABETH S. KENYON,
CFA PORTFOLIO MANAGER


Q: Arieh, can you give us an overview of the Fund's performance in 2001?

A: MR. COLL: Balanced Fund's Class A shares, which had a return of -2.36%, outperformed the average return of its peers in the Lipper Balanced Fund classification,* which was -4.39%. Performance was consistent on both the equity and fixed-income portions of the Fund, each of which outperformed its respective counterpart benchmark.

   We considered this outperformance of our peer group especially gratifying because we had a higher equity allocation than the average balanced fund - we allocated about 70% of the Fund in equities and about 30% in bonds - and equities underperformed bonds in 2001. To do better than the average balanced fund was satisfying for us because it said something about the appropriateness of our stock selections.


Q: Elizabeth, what can you tell us about the fixed-income portion of the Fund?

A: MS. KENYON: Bonds once again had a strong year in 2001, and the fixed-income portion of the Fund helped contribute to the Fund's overall return. Until the unsettling events of September 11, investors preferred corporate bonds over government bonds, so corporates performed better as yield spreads tightened. Immediately after September 11, investors shied away from corporates in favor of safer government bonds, but have returned to them since that time.

   With the economy falling into recession, the Federal Reserve responded to the slowdown by cutting its short-term Federal Funds target rate 11 times in 2001, from 6.5% to 1.75%. The magnitude and rate of these cuts is unprecedented. In addition, investors of longer bonds, fearing that the Fed's sharp moves might spur higher inflation, pushed yields on longer bonds slightly higher. This resulted in an unusually steep Treasury yield curve and produced higher returns for shorter bonds than for longer securities, which is unusual in a falling interest rate environment.


Q: Arieh, what stocks or sectors had a particular impact on the Fund's performance?

A: MR. COLL: There were a number of stocks that added value to our performance in 2001. Hollywood Entertainment was up very strongly, after a debt covenant renegotiation reassured investors, and added more than 4% to overall performance in itself. Biovail, a drug company, also made a positive contribution. On the downside, an overweighting in technology was a drag on performance. The S&P 500 Index's* technology weighting averaged about 18%; we were more heavily invested in techs than that, which turned out to be a negative. We preemptively became more bullish and moved more heavily into equities around July 1 of 2001; in hindsight, this worked against us, in light of the unexpected events of September 11th. But we stuck to our guns because we felt confident in our specific stock picks, and we recouped most of those third quarter losses in the fourth quarter. For example, MIM, a prescription/pharmacy benefit manager that was our largest equity holding at December 31, had doubled in price by year-end.



*IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR A LIPPER CLASSIFICATION.

Q: What are the characteristics of your potential investments? What are you looking for, specifically?

A: MR. COLL: When choosing our investments, we generally seek to invest in growth companies with attractive financial characteristics. One such characteristic may be that a company has a unique or enduring competitive advantage. Preferably, they would have a large or unpenetrated market opportunity, which would allow them to grow earnings per share by 20% annually. We can tell that they are winners if they are gaining market share and increasing their operating margins. In addition, we seek companies with potential for sustaining a high return on equity and ample free cash flow. These company attributes are typically only possible if the firm has superior management that is focused on constantly innovating and staying ahead of the competition. We have an extensive list of companies that fit this profile. We own some of these companies, while in other cases, we are waiting to invest in the stocks at more attractive, reasonable prices. After all, a profitable investment is normally the result of buying a stock at a lower price.


Q: How did the events of September 11th influence your management of the Fund?

A: MR. COLL: One thing I did was to sell our position in Precision Castparts, a stock I have spoken about in these reports before, and which had been a positive contributor to performance in the past. Basically, I had invested in this area with the thesis that we would have a recovery in the aerospace industry, and of course, the tragic events of September 11th ended that possibility. The fallout from the terrorist attacks also convinced me that we were officially in a recession, as much as I was hoping that wouldn't happen. As a result, I became more defensive in my portfolio temporarily, until stocks fell to even lower levels and I started to get more bullish again.


Q: What is your outlook for the Fund going forward?

A: MS. KENYON: At this writing, the economy is showing signs of improvement from the recession, and the bond markets are beginning to expect that the Fed will reverse itself and raise rates later this year. Our outlook for the strength and speed of the anticipated economic recovery continues to be more subdued than the general consensus. But the fixed-income portfolio of the Fund is well-positioned to take advantage of the eventual recovery, when the yield curve flattens and corporate bond spreads tighten. In the meantime, the fixed-income portion of the Fund provides current income for shareholders.

   MR. COLL: As Elizabeth said, 2001 was a great year for bonds because of the actions of the Federal Reserve Board to lower short-term interest rates, which resulted in a fixed-income rally. But now, the Fed is getting close to the point at which we believe they won't lower rates much more; the trend going forward will be in the other direction. We expect rates to rise, which would mean that fixed-income securities would be more likely to depreciate. While they performed strongly in 2001, they would be less likely to perform as well in the near future, assuming the Fed is in fact inclined towards raising rates.

   At the other extreme, we have equities. The economy is in recession, we've experienced the worst bear market in decades, valuations are lower, and corporate profits are depressed. The Fed is doing what it can to revive the economy, and as the economy begins to revive and corporate profits begin to recover, valuations should expand in the stock market. So, we are optimistic that, while equities lagged fixed-income investments in 2001, in 2002, they could be poised to outperform.

PERFORMANCE

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON
VANCE BALANCED FUND CLASS A VS. THE STANDARD & POOR'S 500 AND
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX*

-------------------------------------------------------------------------------
                                       FUND,
                 EATON VANCE         INCLUDING      LEHMAN GOVT          S&P
                BALANCE FUND          MAXIMUM       CREDIT BOND          500
   DATE           CLASS A           SALES CHARGE        INDEX           INDEX
-------------------------------------------------------------------------------
12/31/1991         10,000             10,000            10,000          10,000
 1/31/1992          9,766              9,202             9,852           9,814
 2/29/1992          9,832              9,265             9,904           9,941
 3/31/1992          9,687              9,128             9,850           9,748
 4/30/1992          9,792              9,227             9,909          10,034
 5/31/1992          9,970              9,395            10,101          10,083
 6/30/1992         10,052              9,472            10,249           9,933
 7/31/1992         10,311              9,717            10,511          10,338
 8/31/1992         10,352              9,755            10,605          10,127
 9/30/1992         10,407              9,807            10,750          10,246
10/31/1992         10,297              9,703            10,586          10,281
11/30/1992         10,464              9,861            10,577          10,630
12/31/1992         10,645             10,031            10,758          10,761
 1/31/1993         10,674             10,058            10,992          10,851
 2/28/1993         10,878             10,251            11,220          10,999
 3/31/1993         11,009             10,374            11,258          11,230
 4/30/1993         10,936             10,306            11,345          10,959
 5/31/1993         10,973             10,340            11,339          11,251
 6/30/1993         11,154             10,511            11,596          11,284
 7/31/1993         11,215             10,568            11,670          11,239
 8/31/1993         11,670             10,997            11,938          11,664
 9/30/1993         11,808             11,127            11,980          11,575
10/31/1993         11,869             11,185            12,029          11,814
11/30/1993         11,568             10,901            11,893          11,702
12/31/1993         11,836             11,153            11,945          11,843
 1/31/1994         12,289             11,580            12,125          12,245
 2/28/1994         11,979             11,288            11,861          11,913
 3/31/1994         11,506             10,842            11,571          11,395
 4/30/1994         11,571             10,904            11,475          11,541
 5/31/1994         11,596             10,927            11,454          11,730
 6/30/1994         11,344             10,690            11,427          11,442
 7/31/1994         11,714             11,038            11,655          11,818
 8/31/1994         11,935             11,247            11,660          12,301
 9/30/1994         11,663             10,991            11,484          12,001
10/31/1994         11,765             11,087            11,471          12,270
11/30/1994         11,518             10,854            11,450          11,824
12/31/1994         11,621             10,951            11,526          11,999
 1/31/1995         11,741             11,064            11,747          12,310
 2/28/1995         12,197             11,494            12,020          12,789
 3/31/1995         12,492             11,771            12,100          13,166
 4/30/1995         12,786             12,049            12,269          13,553
 5/31/1995         13,290             12,524            12,783          14,094
 6/30/1995         13,500             12,721            12,885          14,421
 7/31/1995         13,797             13,002            12,836          14,899
 8/31/1995         14,045             13,235            13,000          14,936
 9/30/1995         14,239             13,418            13,132          15,566
10/31/1995         14,256             13,434            13,325          15,510
11/30/1995         14,646             13,801            13,544          16,191
12/31/1995         15,071             14,202            13,744          16,502
 1/31/1996         15,311             14,428            13,829          17,063
 2/29/1996         15,365             14,479            13,536          17,222
 3/31/1996         15,477             14,584            13,422          17,388
 4/30/1996         15,589             14,690            13,330          17,644
 5/31/1996         15,765             14,856            13,308          18,098
 6/30/1996         15,897             14,980            13,485          18,167
 7/31/1996         15,369             14,483            13,517          17,365
 8/31/1996         15,698             14,793            13,483          17,732
 9/30/1996         16,192             15,259            13,723          18,729
10/31/1996         16,516             15,563            14,043          19,245
11/30/1996         17,268             16,272            14,302          20,699
12/31/1996         17,123             16,135            14,143          20,289
 1/31/1997         17,842             16,813            14,159          21,556
 2/28/1997         17,883             16,851            14,189          21,725
 3/31/1997         17,350             16,350            14,021          20,834
 4/30/1997         17,946             16,911            14,226          22,076
 5/31/1997         18,733             17,653            14,358          23,420
 6/30/1997         19,300             18,187            14,531          24,468
 7/31/1997         20,522             19,338            14,975          26,414
 8/31/1997         19,670             18,536            14,807          24,935
 9/30/1997         20,459             19,279            15,040          26,300
10/31/1997         20,284             19,114            15,281          25,423
11/30/1997         20,592             19,404            15,361          26,599
12/31/1997         20,822             19,621            15,523          27,055
 1/31/1998         21,061             19,847            15,741          27,354
 2/28/1998         22,147             20,870            15,709          29,326
 3/31/1998         22,941             21,618            15,758          30,826
 4/30/1998         23,254             21,913            15,837          31,136
 5/31/1998         22,772             21,459            16,007          30,602
 6/30/1998         23,014             21,687            16,170          31,844
 7/31/1998         22,748             21,436            16,183          31,506
 8/31/1998         20,741             19,545            16,499          26,955
 9/30/1998         21,812             20,554            16,971          28,682
10/31/1998         22,469             21,174            16,851          31,013
11/30/1998         23,117             21,784            16,952          32,892
12/31/1998         23,617             22,255            16,993          34,786
 1/31/1999         23,850             22,474            17,114          36,240
 2/28/1999         23,365             22,018            16,707          35,114
 3/31/1999         23,395             22,046            16,790          36,519
 4/30/1999         24,375             22,969            16,832          37,933
 5/31/1999         23,735             22,366            16,658          37,039
 6/30/1999         24,511             23,098            16,606          39,092
 7/31/1999         23,884             22,507            16,560          37,873
 8/31/1999         23,299             21,956            16,547          37,685
 9/30/1999         22,939             21,616            16,696          36,654
10/31/1999         23,419             22,069            16,739          38,972
11/30/1999         23,598             22,237            16,730          39,764
12/31/1999         23,961             22,579            16,628          42,105
 1/31/2000         23,477             22,123            16,623          39,990
 2/29/2000         23,885             22,508            16,832          39,233
 3/31/2000         24,130             22,739            17,075          43,069
 4/30/2000         23,394             22,045            16,992          41,774
 5/31/2000         23,085             21,753            16,976          40,916
 6/30/2000         23,855             22,479            17,323          41,925
 7/31/2000         23,670             22,305            17,507          41,270
 8/31/2000         25,231             23,776            17,754          43,832
 9/30/2000         25,293             23,835            17,821          41,519
10/31/2000         24,581             23,164            17,932          41,343
11/30/2000         23,199             21,861            18,239          38,086
12/31/2000         23,935             22,555            18,599          38,273
 1/31/2001         24,820             23,389            18,911          39,630
 2/28/2001         22,758             21,445            19,106          36,018
 3/31/2001         21,055             19,840            19,194          33,738
 4/30/2001         22,463             21,168            19,050          36,358
 5/31/2001         22,914             21,593            19,159          36,602
 6/30/2001         23,662             22,297            19,251          35,711
 7/31/2001         23,111             21,778            19,731          35,359
 8/31/2001         22,737             21,426            19,984          33,148
 9/30/2001         20,210             19,045            20,168          30,471
10/31/2001         21,592             20,347            20,680          31,053
11/30/2001         22,856             21,538            20,340          33,434
12/31/2001         23,370             22,022            20,180          33,727

PERFORMANCE**                                                CLASS A         CLASS B          CLASS C
------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------------------------------
One Year                                                      -2.36%          -3.13%           -3.09%
Five Years                                                     6.42            5.55             5.40
Ten Years                                                      8.86            N.A.             N.A.
Life of Fund+                                                  9.79            7.73             7.37


SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------------------------
One Year                                                      -7.98%          -7.90%           -4.04%
Five Years                                                     5.17            5.26             5.40
Ten Years                                                      8.21            N.A.             N.A.
Life of Fund+                                                  9.70            7.73             7.37

+ INCEPTION DATES - CLASS A: 4/01/32; CLASS B: 11/02/93; CLASS C:11/02/93



*SOURCE: TOWERSDATA, BETHESDA, MD.; LIPPER INC.

  The chart compares the Fund's total return with those of the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index. The S&P 500 is an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock performance. The Lehman Brothers Government/Credit Bond Index is a diversified, unmanaged index of corporate and U.S. government bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in Class A of the Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index. An investment in the Fund's Class B and Class C shares on 11/2/93 at net asset value would have grown to $18,360 and $17,869 on December 31, 2001, respectively. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index.

**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-Year return for Class C reflects 1% CDSC.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
------------------------------------------------------
Investment in Capital Growth Portfolio,
   at value
   (identified cost, $120,381,622)        $151,694,261
Investment in Investment Grade Income
   Portfolio, at value
   (identified cost, $64,837,852)           66,833,697
Receivable for Fund shares sold                 51,148
------------------------------------------------------
TOTAL ASSETS                              $218,579,106
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    499,398
Payable to affiliate for service fees            1,251
Payable to affiliate for Trustees' fees          1,050
Accrued expenses                                49,757
------------------------------------------------------
TOTAL LIABILITIES                         $    551,456
------------------------------------------------------
NET ASSETS                                $218,027,650
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $220,150,912
Accumulated net realized loss from
   Portfolios
   (computed on the basis of identified
   cost)                                   (35,431,746)
Net unrealized appreciation from
   Portfolios
   (computed on the basis of identified
   cost)                                    33,308,484
------------------------------------------------------
TOTAL                                     $218,027,650
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $167,289,877
SHARES OUTSTANDING                          28,296,419
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       5.91
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $5.91)       $       6.27
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 43,303,409
SHARES OUTSTANDING                           3,918,416
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      11.05
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $  7,434,364
SHARES OUTSTANDING                             702,500
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.58
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
------------------------------------------------------
Interest allocated from Portfolios        $  5,445,210
Dividends allocated from Portfolios            645,185
Expenses allocated from Portfolios          (1,697,654)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS     $  4,392,741
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,160
Distribution and service fees
   Class A                                     433,720
   Class B                                     452,372
   Class C                                      77,677
Transfer and dividend disbursing agent
   fees                                        291,406
Registration fees                               36,255
Printing and postage                            33,846
Custodian fee                                   27,786
Legal and accounting services                   27,192
Miscellaneous                                   31,508
------------------------------------------------------
TOTAL EXPENSES                            $  1,415,922
------------------------------------------------------

NET INVESTMENT INCOME                     $  2,976,819
------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolios
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(31,804,164)
------------------------------------------------------
NET REALIZED LOSS                         $(31,804,164)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 19,891,614
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 19,891,614
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(11,912,550)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $ (8,935,731)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       2,976,819  $       5,563,342
   Net realized gain (loss)                     (31,804,164)        47,285,758
   Net change in unrealized appreciation
      (depreciation)                             19,891,614        (53,793,017)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $      (8,935,731) $        (943,917)
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (2,968,855) $      (4,631,771)
      Class B                                      (426,817)          (711,271)
      Class C                                       (72,668)          (108,400)
   From net realized gain
      Class A                                    (1,879,519)       (43,360,161)
      Class B                                      (265,861)        (6,065,472)
      Class C                                       (43,787)        (1,404,981)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $      (5,657,507) $     (56,282,056)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      18,793,382  $       9,586,441
      Class B                                     4,551,306          4,719,922
      Class C                                     1,802,317          5,858,639
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     3,212,609         36,001,494
      Class B                                       577,325          5,955,222
      Class C                                       108,032          1,459,793
   Cost of shares redeemed
      Class A                                   (48,896,095)       (35,834,870)
      Class B                                   (10,141,062)       (19,752,402)
      Class C                                    (6,143,664)        (4,309,238)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $     (36,135,850) $       3,685,001
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (50,729,088) $     (53,540,972)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     268,756,738  $     322,297,710
------------------------------------------------------------------------------
AT END OF YEAR                            $     218,027,650  $     268,756,738
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   CLASS A
                                  --------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------
                                      2001(1)(2)          2000(2)        1999(2)        1998         1997
------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  6.220          $  7.920       $  8.140      $  8.700     $  8.090
------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.084          $  0.161       $  0.195      $  0.226     $  0.208
Net realized and unrealized
   gain (loss)                           (0.238)           (0.162)        (0.080)        0.901        1.492
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ (0.154)         $ (0.001)      $  0.115      $  1.127     $  1.700
------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.095)         $ (0.160)      $ (0.200)     $ (0.220)    $ (0.200)
From net realized gain                   (0.061)           (1.539)        (0.135)       (1.467)      (0.890)
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.156)         $ (1.699)      $ (0.335)     $ (1.687)    $ (1.090)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $  5.910          $  6.220       $  7.920      $  8.140     $  8.700
------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           (2.36)%           (0.11)%         1.45%        13.43%       21.60%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $167,290          $205,944       $244,507      $270,277     $263,730
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.18%             1.11%          0.97%         0.98%        0.97%
   Net investment income                   1.47%             2.10%          2.45%         2.45%        2.35%
Portfolio Turnover of the
   Balanced Portfolio                        --                60%(5)         33%           49%          37%
Portfolio Turnover of the
   Capital Growth Portfolio                 264%              271%(6)         --            --           --
Portfolio Turnover of the
   Investment Grade Income
   Portfolio                                 46%               47%(6)         --            --           --
------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Investment Grade Income Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.008, an increase in net realized and unrealized gain (loss) per share of $0.008 and a decrease in the ratio of net investment income to average net assets from 1.61% to 1.47%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolios' allocated expenses.
 (5)  For the period from January 1, 2000 to March 6, 2000.
 (6) For the period from the start of business, March 7, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CLASS B
                                  ------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                      2001(1)(2)          2000(2)        1999(2)        1998
----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $11.580            $13.410        $13.680      $13.680
----------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------
Net investment income                  $ 0.078            $ 0.172        $ 0.221      $ 0.231
Net realized and unrealized
   gain (loss)                          (0.447)            (0.298)        (0.121)       1.451
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.369)           $(0.126)       $ 0.100      $ 1.682
----------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------
From net investment income             $(0.100)           $(0.165)       $(0.235)     $(0.215)
From net realized gain                  (0.061)            (1.539)        (0.135)      (1.467)
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.161)           $(1.704)       $(0.370)     $(1.682)
----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $11.050            $11.580        $13.410      $13.680
----------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (3.13)%            (1.00)%         0.74%       12.59%
----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $43,303            $50,818        $67,207      $72,836
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.93%              1.89%          1.78%        1.81%
   Net investment income                  0.72%              1.31%          1.64%        1.62%
Portfolio Turnover of the
   Balanced Portfolio                       --                 60%(5)         33%          49%
Portfolio Turnover of the
   Capital Growth Portfolio                264%               271%(6)         --           --
Portfolio Turnover of the
   Investment Grade Income
   Portfolio                                46%                47%(6)         --           --
----------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Investment Grade Income Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.015, an increase in net realized and unrealized gain (loss) per share of $0.015 and a decrease in the ratio of net investment income to average net assets from 0.87% to 0.72%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolios' allocated expenses.
 (5)  For the period from January 1, 2000 to March 6, 2000.
 (6) For the period from the start of business, March 7, 2000, to December 31, 2000.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            CLASS C
                                  ------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                      2001(1)(2)          2000(2)        1999(2)        1998
----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $11.090            $12.900        $13.170      $13.240
----------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------
Net investment income                  $ 0.074            $ 0.164        $ 0.205      $ 0.216
Net realized and unrealized
   gain (loss)                          (0.423)            (0.280)        (0.130)       1.401
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.349)           $(0.116)       $ 0.075      $ 1.617
----------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------
From net investment income             $(0.100)           $(0.155)       $(0.210)     $(0.220)
From net realized gain                  (0.061)            (1.539)        (0.135)      (1.467)
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.161)           $(1.694)       $(0.345)     $(1.687)
----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.580            $11.090        $12.900      $13.170
----------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (3.09)%            (0.97)%         0.58%       12.51%
----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 7,434            $11,994        $10,584      $10,742
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.93%              1.92%          1.84%        1.85%
   Net investment income                  0.72%              1.30%          1.58%        1.58%
Portfolio Turnover of the
   Balanced Portfolio                       --                 60%(5)         33%          49%
Portfolio Turnover of the
   Capital Growth Portfolio                264%               271%(6)         --           --
Portfolio Turnover of the
   Investment Grade Income
   Portfolio                                46%                47%(6)         --           --
----------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Investment Grade Income Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014 and a decrease in the ratio of net investment income to average net assets from 0.86% to 0.72%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolios' allocated expenses.
 (5)  For the period from January 1, 2000 to March 6, 2000.
 (6) For the period from the start of business, March 7, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Capital Growth Portfolio and Investment Grade Income Portfolio (the Portfolios), which are New York Trusts. The investment objectives and policies of the two Portfolios together are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Capital Growth Portfolio and the Investment Grade Income Portfolio (89.6% and 73.3%, respectively, at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Portfolios, including the portfolios of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuations of securities by the Portfolios are discussed in Note 1A of each Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. Effective January 1, 2001, the Investment Grade Income Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $241,865 reduction in cost of investment in the Portfolio and a corresponding $241,865 increase to unrealized appreciation.

   The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $322,812, increase net realized gain by $369,232 and decrease the change in net unrealized appreciation by $46,420.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $29,978,793 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009. At December 31, 2001, net capital losses of $1,949,738 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the Fund's taxable year. At December 31, 2001, the Fund did not have any undistributed ordinary income on a tax basis.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   Portfolios (less the Fund's direct expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

   Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $2,176,092 as a long-term capital gain distribution for the year ended December 31, 2001. All other distributions from the Fund for the year ended December 31, 2001 were from ordinary income for tax purposes.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      3,243,794    1,252,899
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 565,217    5,638,154
    Redemptions                               (8,611,443)  (4,660,435)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                   (4,802,432)   2,230,618
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                       422,174       367,476
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 54,229       503,973
    Redemptions                                (948,017)   (1,494,624)
    ------------------------------------------------------------------
    NET DECREASE                               (471,614)     (623,175)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        176,656      470,792
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  10,559      129,482
    Redemptions                                 (566,010)    (339,157)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                     (378,795)     261,117
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance
   Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $13,117 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2001.

   Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   respective class. The Fund paid or accrued $339,279 and $58,258 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2001, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $1,006,000 and $1,287,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investments dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 2001 amounted to $433,720, $113,093, and $19,419 for Class A, Class B, and Class C shares, respectively.
6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited circumstances. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $82,000 and $500 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Capital Growth Portfolio for the year ended December 31, 2001, aggregated $36,460,665 and $36,846,993, respectively. Increases and decreases in the Fund's investment in the Investment Grade Income Portfolio for the year ended December 31, 2001, aggregated $2,252,407 and $44,733,955, respectively.

8 Investment in Portfolios
-------------------------------------------
   For the year ended December 31, 2001, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                              CAPITAL       INVESTMENT
                                              GROWTH        GRADE INCOME
                                              PORTFOLIO     PORTFOLIO     TOTAL
    ----------------------------------------------------------------------------------
    Interest income                           $    309,078  $  5,136,132  $  5,445,210
    Dividend income                                645,185                     645,185
    Expenses                                    (1,072,040)     (625,614)   (1,697,654)
    ----------------------------------------------------------------------------------
    NET INVESTMENT INCOME                     $   (117,777) $  4,510,518  $  4,392,741
    ----------------------------------------------------------------------------------
    Net realized gain (loss) --
       Investment transactions                $(32,626,397) $    822,233  $(31,804,164)
    ----------------------------------------------------------------------------------
    Change in unrealized
       appreciation (depreciation) --
          Investments                         $ 17,971,038  $  1,920,576  $ 19,891,614
    ----------------------------------------------------------------------------------

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE BALANCED FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 95.2%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Advertising -- 1.0%
-----------------------------------------------------------------------
Clear Channel Communications, Inc.(1)            32,000    $  1,629,120
-----------------------------------------------------------------------
                                                           $  1,629,120
-----------------------------------------------------------------------
Apparel -- 6.9%
-----------------------------------------------------------------------
Abercrombie & Fitch Co.(1)                      145,000    $  3,846,850
Gymboree Corp.(1)                               578,000       6,895,540
NIKE, Inc.                                       18,000       1,012,320
-----------------------------------------------------------------------
                                                           $ 11,754,710
-----------------------------------------------------------------------
Communications Services -- 4.0%
-----------------------------------------------------------------------
Sprint Corp. (PCS Group)(1)                     150,000    $  3,661,500
WebEx Communications, Inc.(1)                   122,000       3,031,700
-----------------------------------------------------------------------
                                                           $  6,693,200
-----------------------------------------------------------------------
Computer Services -- 0.8%
-----------------------------------------------------------------------
TALX Corp.                                       55,000    $  1,373,900
-----------------------------------------------------------------------
                                                           $  1,373,900
-----------------------------------------------------------------------
Computer Software & Services -- 0.5%
-----------------------------------------------------------------------
Centra Software, Inc.(1)                        100,000    $    800,000
-----------------------------------------------------------------------
                                                           $    800,000
-----------------------------------------------------------------------
Computers and Business Equipment -- 0.5%
-----------------------------------------------------------------------
Insight Enterprises, Inc.(1)                     35,000    $    861,000
-----------------------------------------------------------------------
                                                           $    861,000
-----------------------------------------------------------------------
Drugs -- 4.3%
-----------------------------------------------------------------------
Biovail Corp.(1)                                131,000    $  7,368,750
-----------------------------------------------------------------------
                                                           $  7,368,750
-----------------------------------------------------------------------
Electric Utilities -- 1.0%
-----------------------------------------------------------------------
Mirant Corp.(1)                                 110,000    $  1,762,200
-----------------------------------------------------------------------
                                                           $  1,762,200
-----------------------------------------------------------------------
Electronic Components -- 6.6%
-----------------------------------------------------------------------
Celestica, Inc.(1)                              116,750    $  4,715,532
Flextronics International Ltd.(1)               129,400       3,104,306
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Electronic Components (continued)
-----------------------------------------------------------------------
Sanmina-SCI Corp.(1)                            172,000    $  3,422,800
-----------------------------------------------------------------------
                                                           $ 11,242,638
-----------------------------------------------------------------------
Financial -- 5.1%
-----------------------------------------------------------------------
Capital One Financial Corp.                     103,000    $  5,556,850
MGIC Investment Corp.                            22,200       1,370,184
Van der Moolen Holding NV ADR(1)                 56,000       1,640,800
-----------------------------------------------------------------------
                                                           $  8,567,834
-----------------------------------------------------------------------
Financial Services - Miscellaneous -- 2.3%
-----------------------------------------------------------------------
MBNA Corp.                                       77,000    $  2,710,400
Prudential Financial, Inc.(1)                    34,400       1,141,736
-----------------------------------------------------------------------
                                                           $  3,852,136
-----------------------------------------------------------------------
Foods -- 0.5%
-----------------------------------------------------------------------
Dean Foods Co.(1)                                12,000    $    818,400
-----------------------------------------------------------------------
                                                           $    818,400
-----------------------------------------------------------------------
Gaming -- 0.7%
-----------------------------------------------------------------------
WMS Industries, Inc.(1)                          60,000    $  1,200,000
-----------------------------------------------------------------------
                                                           $  1,200,000
-----------------------------------------------------------------------
Health Care Services -- 2.1%
-----------------------------------------------------------------------
Anthem, Inc.(1)                                  12,600    $    623,700
PacifiCare Health Systems, Inc. Class
A(1)                                            178,900       2,862,400
-----------------------------------------------------------------------
                                                           $  3,486,100
-----------------------------------------------------------------------
Insurance -- 8.8%
-----------------------------------------------------------------------
ACE Ltd.                                         65,000    $  2,609,750
Kingsway Financial Services, Inc.(1)            212,900       2,667,637
PartnerRe Ltd.                                   29,000       1,566,000
Progressive Corp.                                32,300       4,822,390
Radian Group, Inc.                               40,000       1,718,000
XL Capital Ltd.                                  17,000       1,553,120
-----------------------------------------------------------------------
                                                           $ 14,936,897
-----------------------------------------------------------------------
Internet - Network Security / Solutions -- 1.3%
-----------------------------------------------------------------------
VeriSign, Inc.(1)                                56,150    $  2,135,946
-----------------------------------------------------------------------
                                                           $  2,135,946
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Investment Services -- 3.9%
-----------------------------------------------------------------------
Goldman Sachs Group, Inc.                        22,700    $  2,105,425
Knight Trading Group, Inc.(1)                   120,100       1,323,502
LaBranche & Co., Inc.(1)                         36,000       1,240,560
Merrill Lynch & Co., Inc.                        36,000       1,876,320
-----------------------------------------------------------------------
                                                           $  6,545,807
-----------------------------------------------------------------------
Leisure and Tourism -- 0.9%
-----------------------------------------------------------------------
P & O Princess Cruises plc ADR                   65,000    $  1,508,000
-----------------------------------------------------------------------
                                                           $  1,508,000
-----------------------------------------------------------------------
Lodging and Hotels -- 3.9%
-----------------------------------------------------------------------
Hotel Reservations Network, Inc.(1)             142,900    $  6,573,400
-----------------------------------------------------------------------
                                                           $  6,573,400
-----------------------------------------------------------------------
Manufactured Housing -- 0.6%
-----------------------------------------------------------------------
Fleetwood Enterprises, Inc.                      94,000    $  1,065,020
-----------------------------------------------------------------------
                                                           $  1,065,020
-----------------------------------------------------------------------
Media -- 0.8%
-----------------------------------------------------------------------
Alloy, Inc.(1)                                   60,000    $  1,291,800
-----------------------------------------------------------------------
                                                           $  1,291,800
-----------------------------------------------------------------------
Medical Products -- 0.4%
-----------------------------------------------------------------------
Lumenis Ltd.(1)                                  36,000    $    709,200
-----------------------------------------------------------------------
                                                           $    709,200
-----------------------------------------------------------------------
Mining - Coal -- 2.0%
-----------------------------------------------------------------------
Arch Coal, Inc.                                 150,000    $  3,405,000
-----------------------------------------------------------------------
                                                           $  3,405,000
-----------------------------------------------------------------------
Network Hardware -- 2.2%
-----------------------------------------------------------------------
Enterasys Networks, Inc.(1)                     170,000    $  1,504,500
McDATA Corp.(1)                                  57,000       1,431,270
Redback Networks, Inc.(1)                       220,000         869,000
-----------------------------------------------------------------------
                                                           $  3,804,770
-----------------------------------------------------------------------
Pharmaceutical -- 8.1%
-----------------------------------------------------------------------
American Pharmaceutical Partners,
Inc.(1)                                         226,100    $  4,702,880
MIM Corp.(1)                                    450,000       8,010,000
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Pharmaceutical (continued)
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.(1)           26,700    $  1,066,665
-----------------------------------------------------------------------
                                                           $ 13,779,545
-----------------------------------------------------------------------
Pharmaceuticals - Generic -- 2.4%
-----------------------------------------------------------------------
Andrx Group(1)                                   56,600    $  3,985,206
-----------------------------------------------------------------------
                                                           $  3,985,206
-----------------------------------------------------------------------
Retail -- 4.0%
-----------------------------------------------------------------------
Hollywood Entertainment Corp.(1)                473,000    $  6,759,170
-----------------------------------------------------------------------
                                                           $  6,759,170
-----------------------------------------------------------------------
Retail - Speciality -- 2.4%
-----------------------------------------------------------------------
NBTY, Inc.(1)                                   272,600    $  3,189,420
Rent-Way, Inc.(1)                                70,000         419,300
Starbucks Corp.(1)                               28,000         533,400
-----------------------------------------------------------------------
                                                           $  4,142,120
-----------------------------------------------------------------------
Security Software -- 2.4%
-----------------------------------------------------------------------
Check Point Software Technologies
Ltd.(1)                                         103,000    $  4,108,670
-----------------------------------------------------------------------
                                                           $  4,108,670
-----------------------------------------------------------------------
Semiconductor Equipment -- 4.4%
-----------------------------------------------------------------------
ASM International NV(1)                         186,000    $  3,628,860
LTX Corp.(1)                                    140,000       2,931,600
Therma-Wave, Inc.(1)                             60,300         899,676
-----------------------------------------------------------------------
                                                           $  7,460,136
-----------------------------------------------------------------------
Semiconductors -- 5.9%
-----------------------------------------------------------------------
Elantec Semiconductor, Inc.(1)                   50,000    $  1,920,000
Integrated Device Technology, Inc.(1)           170,500       4,533,595
Power Integrations, Inc.(1)                      42,000         959,280
SIPEX Corp.(1)                                  204,000       2,621,400
-----------------------------------------------------------------------
                                                           $ 10,034,275
-----------------------------------------------------------------------
Telecommunication Services -- 0.7%
-----------------------------------------------------------------------
IDT Corp.(1)                                     60,000    $  1,170,600
-----------------------------------------------------------------------
                                                           $  1,170,600
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Tobacco -- 2.7%
-----------------------------------------------------------------------
Vector Group Ltd.                               137,500    $  4,516,875
-----------------------------------------------------------------------
                                                           $  4,516,875
-----------------------------------------------------------------------
Utilities -- 1.1%
-----------------------------------------------------------------------
AES Corp.(1)                                    116,000    $  1,896,600
-----------------------------------------------------------------------
                                                           $  1,896,600
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $126,640,546)                          $161,239,025
-----------------------------------------------------------------------

CONVERTIBLE BONDS & NOTES -- 0.4%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
ASM International NV, 5.00%, 11/15/05       $       500    $    605,000
Exodus Communications, Inc., Sr. Notes,
11.625%, 7/15/10(2)                                 500          92,500
-----------------------------------------------------------------------
Total Convertible Bonds & Notes
   (identified cost, $694,111)                             $    697,500
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 4.4%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
General Electric Capital Corp.,
1.78%, 1/2/02                               $     2,252    $  2,251,889
Household Finance Corp., 1.85%, 1/22/02           5,105       5,099,491
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $7,351,380)                         $  7,351,380
-----------------------------------------------------------------------
Total Investments -- 100.0%
   (identified cost $134,686,037)                          $169,287,905
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.0%                     $     30,034
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $169,317,939
-----------------------------------------------------------------------

 (1)  Non-income producing security.
 (2)  Defaulted security

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $134,686,037)                          $169,287,905
Cash                                             1,149
Interest and dividends receivable               52,470
Prepaid expenses                                   982
------------------------------------------------------
TOTAL ASSETS                              $169,342,506
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable to affiliate for Trustees' fees   $      4,035
Accrued expenses                                20,532
------------------------------------------------------
TOTAL LIABILITIES                         $     24,567
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $169,317,939
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $134,716,071
Net unrealized appreciation (computed on
   the basis of identified cost)            34,601,868
------------------------------------------------------
TOTAL                                     $169,317,939
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes, $987)    $    703,275
Interest                                       338,337
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  1,041,612
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    996,051
Trustees' fees and expenses                     17,851
Custodian fee                                  115,186
Legal and accounting services                   33,179
Miscellaneous                                    6,691
------------------------------------------------------
TOTAL EXPENSES                            $  1,168,958
------------------------------------------------------

NET INVESTMENT LOSS                       $   (127,346)
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(35,833,045)
------------------------------------------------------
NET REALIZED LOSS                         $(35,833,045)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 21,128,328
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 21,128,328
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(14,704,717)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(14,832,063)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         PERIOD ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000(1)
---------------------------------------------------------------------------------
From operations --
   Net investment income (loss)           $        (127,346) $            434,173
   Net realized gain (loss)                     (35,833,045)            5,248,017
   Net change in unrealized appreciation
      (depreciation)                             21,128,328           (16,356,471)
---------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $     (14,832,063) $        (10,674,281)
---------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Balanced Fund                       $              --  $        196,706,145
   Contributions                                 51,094,239            15,519,393
   Withdrawals                                  (38,070,128)          (30,525,376)
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $      13,024,111  $        181,700,162
---------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $      (1,807,952) $        171,025,881
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                      $     171,125,891  $            100,010
---------------------------------------------------------------------------------
AT END OF YEAR                            $     169,317,939  $        171,125,891
---------------------------------------------------------------------------------

 (1) For the period from the start of business, March 07, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
                                    2001         2000(1)
----------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.73%         0.72%(2)
   Net investment income
      (loss)                         (0.08)%        0.29%(2)
Portfolio Turnover                     264%          271%
----------------------------------------------------------
TOTAL RETURN(3)                      (7.47)%          --
----------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $169,318      $171,126
----------------------------------------------------------

 (1) For the period from the start of business, March 7, 2000, to December 31, 2000.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Capital Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term growth of capital by investing in a portfolio consisting of common stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Listed or unlisted securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2001, $1,452 in credit balances were used to reduce the Portfolio's custodian fee.

 F Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the security sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $170 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $170 million. For the year ended December 31, 2001, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $996,051. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2001, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $414,742,177 and $409,448,718, respectively.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $138,506,101
    ------------------------------------------------------
    Gross unrealized appreciation             $ 33,943,702
    Gross unrealized depreciation               (3,161,898)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 30,781,804
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2001.

6 Transfer of Net Assets
-------------------------------------------
   Prior to the opening of business on March 7, 2000, Eaton Vance Balanced Fund, pursuant to an Agreement and Plan of Reorganization dated February 29, 2000, contributed net assets to the Portfolio of $196,706,145, in exchange for an interest therein, including $29,830,011 of net unrealized appreciation. The transaction was structured for tax purposes to qualify as a tax free exchange under the Internal Revenue Code.

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF CAPITAL GROWTH PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Capital Growth Portfolio (the "Portfolio") at December 31, 2001, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS

CORPORATE BONDS -- 65.4%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
Air Products and Chemicals, Inc., MTN,
7.34%, 6/15/26                                $  500       $   547,100
Albertson's, Inc., MTN, 6.56%, 7/26/27           100           102,140
Allegiance Corp., 7.00%, 10/15/26                200           210,788
Ameritech Capital Funding, 5.95%,
1/15/38                                          100           103,331
Associates Corp., N.A., 5.96%, 5/15/37            30            31,304
Baltimore Gas and Electric, MTN, 6.75%,
6/5/12                                           500           523,080
Baltimore Gas and Electric, MTN, 6.73%,
6/12/12                                          500           522,350
Beckman Coulter, Inc., 7.05%, 6/1/26             200           212,982
BellSouth Capital Funding, 6.04%,
11/15/26                                       1,595         1,636,215
Beneficial Corp., 8.40%, 5/15/08                 330           366,782
BHP Finance, 6.42%, 3/1/26                       130           133,791
Coca-Cola Enterprises, 6.70%, 10/15/36           130           136,599
Coca-Cola Enterprises, 7.00%, 10/1/26            100           106,098
Commercial Credit Corp., 6.625%, 6/1/15        1,190         1,211,872
Commercial Credit Corp., 7.875%, 2/1/25        2,000         2,244,640
Commercial Credit Corp., 8.70%, 6/15/10          100           117,259
Eaton Corp., 6.50%, 6/1/25                       400           407,496
Eaton Corp., 8.875%, 6/15/19                   1,325         1,499,741
First Union Corp., 6.55%, 10/15/35               175           182,795
First Union Corp., 6.824%, 8/1/26                 25            26,829
First Union National Bank of Florida,
6.18%, 2/15/36                                   150           154,429
General Motors Acceptance Corp., 8.875%,
6/1/10                                         1,660         1,850,551
Grand Metropolitan Investment Corp.,
7.45%, 4/15/35                                 3,090         3,342,175
Halliburton Company, MTN, 6.75%, 2/1/27           20            17,580
Hertz Corp., 6.30%, 11/15/06                     280           285,015
IBM Corp., 6.22%, 8/1/27                          65            67,918
Ingersoll-Rand, 6.391%, 11/15/27                  50            51,087
Ingersoll-Rand, MTN, 6.015%, 2/15/28              95            97,341
Ingersoll-Rand, MTN, 6.13%, 11/18/27              50            51,313
Inter-American Development Bank, 6.95%,
8/1/26                                           220           242,891
Inter-American Development Bank, 8.40%,
9/1/09                                         3,690         4,353,351
ITT Corp., 8.55%, 6/15/09                        450           495,022
Johnson Controls, 7.70%, 3/1/15                3,000         3,262,350
                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
Lehman Brothers, Inc., 7.50%, 8/1/26          $  100       $   105,564
Lowe's Cos., Inc., MTN, 7.11%, 5/15/37         5,000         5,284,150
MCI Communications Corp., 7.125%,
6/15/27                                           25            25,853
Mead Corp., 6.84%, 3/1/37                      1,350         1,370,156
Merck & Co., Inc., MTN, 5.76%, 5/3/37            160           166,965
Motorola, Inc., 6.50%, 9/1/25                  1,610         1,600,388
National Fuel Gas Co., MTN, 6.214%,
8/12/27                                        3,460         3,540,064
NBD Bank N.A., 8.25%, 11/1/24                    185           211,716
Oklahoma Gas & Electric, 6.50%, 7/15/17          300           312,789
Potomac Electric Power, 6.25%, 10/15/07           35            36,210
Procter & Gamble Co., 8.00%, 9/1/24            3,000         3,539,400
Regions Financial Corp., 7.75%, 9/15/24        1,000         1,102,000
State Street Bank, 7.35%, 6/15/26              2,450         2,691,986
Tennessee Valley Authority, 5.88%,
4/1/36                                         3,350         3,497,467
Times Mirror Co., 6.61%, 9/15/27               3,250         3,383,868
TRW, Inc., MTN, 9.35%, 6/4/20                  1,395         1,530,999
Washington Gas Light Co., MTN, 7.50%,
4/1/30                                         2,000         2,201,020
Washington Gas Light Co., MTN, 6.62%,
10/23/26                                         200           208,834
Willamette Industries, 7.35%, 7/1/26           4,075         4,218,766
----------------------------------------------------------------------
Total Corporate Bonds
   (identified cost, $57,802,392)                          $59,622,410
----------------------------------------------------------------------

MORTGAGE PAY-THROUGHS -- 1.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
FHLMC, PAC CMO, Series 2174-PA, 6.50%,
3/15/22                                       $  392       $   404,959
FHLMC, PAC CMO, Series 41-F, 10.00%,
5/15/20                                          447           472,886
FNMA, PAC CMO, Series 1990 24-E, 9.00%,
3/25/20                                           13            12,637
FNMA, PAC CMO, Series 1992 64-H, 7.50%,
9/25/06                                           62            61,856
----------------------------------------------------------------------
Total Mortgage Pay-Throughs
   (identified cost, $915,966)                             $   952,338
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

U.S. TREASURY OBLIGATIONS -- 28.7%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
U.S. Treasury Bond, 6.00%, 2/15/26            $1,000       $ 1,029,140
U.S. Treasury Bond, 7.25%, 8/15/22             3,500         4,119,325
U.S. Treasury Bond, 7.50%, 11/15/16            2,000         2,365,460
U.S. Treasury Note, 3.875%, 6/30/03            3,000         3,057,870
U.S. Treasury Note, 4.25%, 11/15/03            5,000         5,121,050
U.S. Treasury Note, 4.75%, 11/15/08            2,000         1,992,020
U.S. Treasury Note, 5.25%, 8/15/03             1,000         1,040,150
U.S. Treasury Note, 5.50%, 3/31/03             3,000         3,116,700
U.S. Treasury Note, 6.00%, 8/15/09             2,000         2,131,240
U.S. Treasury Note, 6.50%, 2/15/10             2,000         2,196,240
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (identified cost, $25,582,324)                          $26,169,195
----------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS -- 2.3%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
Federal Home Loan Bank, 4.875%, 4/16/04       $2,000       $ 2,054,380
----------------------------------------------------------------------
Total U.S. Government Obligations
   (identified cost, $2,058,957)                           $ 2,054,380
----------------------------------------------------------------------

COMMERCIAL PAPER -- 1.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
General Electric Capital Corp., 1.78%,
1/2/02                                        $  955       $   954,953
----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $954,953)                           $   954,953
----------------------------------------------------------------------
Total Investments -- 98.4%
   (identified cost $87,314,592)                           $89,753,276
----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.6%                     $ 1,435,801
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $91,189,077
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
-----------------------------------------------------
Investments, at value (identified cost,
   $87,314,592)                           $89,753,276
Cash                                              216
Interest receivable                         1,454,220
Prepaid expenses                                  464
-----------------------------------------------------
TOTAL ASSETS                              $91,208,176
-----------------------------------------------------
Liabilities
-----------------------------------------------------
Payable to affiliate for Trustees' fees   $     4,035
Accrued expenses                               15,064
-----------------------------------------------------
TOTAL LIABILITIES                         $    19,099
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $91,189,077
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $88,750,393
Net unrealized appreciation (computed on
   the basis of identified cost)            2,438,684
-----------------------------------------------------
TOTAL                                     $91,189,077
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
----------------------------------------------------
Interest                                  $6,202,982
----------------------------------------------------
TOTAL INVESTMENT INCOME                   $6,202,982
----------------------------------------------------

Expenses
----------------------------------------------------
Investment adviser fee                    $  629,144
Trustees' fees and expenses                   19,627
Custodian fee                                 62,323
Legal and accounting services                 42,309
Miscellaneous                                  1,753
----------------------------------------------------
TOTAL EXPENSES                            $  755,156
----------------------------------------------------

NET INVESTMENT INCOME                     $5,447,826
----------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  959,093
----------------------------------------------------
NET REALIZED GAIN                         $  959,093
----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $2,197,188
----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $2,197,188
----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $3,156,281
----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $8,604,107
----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         PERIOD ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000(1)
----------------------------------------------------------------------------------------
From operations --
   Net investment income                  $       5,447,826  $                 5,435,758
   Net realized gain (loss)                         959,093                   (1,884,764)
   Net change in unrealized appreciation
      (depreciation)                              2,197,188                    4,950,204
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $       8,604,107  $                 8,501,198
----------------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Balanced Fund                       $              --  $               112,515,428
   Contributions                                 23,095,991                    9,048,328
   Withdrawals                                  (48,635,151)                 (22,040,834)
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $     (25,539,160) $                99,522,922
----------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $     (16,935,053) $               108,024,120
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
At beginning of year                      $     108,124,130  $                   100,010
----------------------------------------------------------------------------------------
AT END OF YEAR                            $      91,189,077  $               108,124,130
----------------------------------------------------------------------------------------

 (1) For the period from the start of business, March 07, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                  YEAR ENDED DECEMBER 31,
                                  -----------------------
                                   2001(1)      2000(2)
---------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.75%         0.74%(3)
   Net investment income              5.42%         6.34%(3)
Portfolio Turnover                      46%           47%
---------------------------------------------------------
TOTAL RETURN(4)                       9.04%           --
---------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $91,189      $108,124
---------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assets from 5.76% to 5.42%. Ratios for the period prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (2) For the period from the start of business, March 7, 2000, to December 31, 2000.
 (3)  Annualized.
 (4) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Investment Grade Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve current income and total return by investing in a portfolio consisting primarily of fixed-income securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Debt securities (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and accretion of discount. Effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities. Prior to January 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The cumulative effect of this accounting change had no impact on the Portfolio's net assets, but resulted in a $330,005 reduction in cost of securities and a corresponding $330,005 increase in net unrealized appreciation, based on securities held by the Portfolio on December 31, 2000.

   The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $346,459, increase net realized gain by $446,032 and decrease the change in net unrealized appreciation by $99,573.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2001, $509 in credit balances were used to reduce the Portfolio's custodian fee.

 F Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the security sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $130 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $130 million. For the year

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   ended December 31, 2001, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $629,144. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended
   December 31, 2001, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $4,781,226 and $16,672,212, respectively. Purchases and sales of U.S. Government agency securities aggregated $38,658,083 and $42,177,944, respectively.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $87,545,028
    -----------------------------------------------------
    Gross unrealized appreciation             $ 2,642,641
    Gross unrealized depreciation                (434,393)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 2,208,248
    -----------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2001.

6 Transfer of Net Assets
-------------------------------------------
   Prior to the opening of business on March, 7, 2000, Eaton Vance Balanced Fund, pursuant to an Agreement and Plan of Reorganization dated February 29, 2000, contributed to the Portfolio net assets of $112,515,428, in exchange for an interest therein, including $5,038,713 of net unrealized depreciation. The transaction was structured for tax purposes to qualify as a tax free exchange under the Internal Revenue Code.

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF INVESTMENT GRADE INCOME PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Investment Grade Income Portfolio (the "Portfolio") at December 31, 2001, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Balanced Fund (the Fund), Investment Grade Income Portfolio and, Capital Growth Portfolio (the Portfolios) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEE(S)

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY              OTHER
        AND AGE             PORTFOLIO        SERVICE(1)     DURING PAST FIVE YEARS        TRUSTEE(4)        DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz(2)  Trustee         Trustee Since     President and Chief      165
Age 42                                    1998              Executive Officer of
The Eaton Vance Building                                    National Financial
255 State Street                                            Partners (financial
Boston, MA 02109                                            services company)
                                                            (since April 1999).
                                                            President and Chief
                                                            Operating Officer of
                                                            John A. Levin & Co.
                                                            (registered investment
                                                            advisor) (July 1997 to
                                                            April 1999) and
                                                            Director of Baker,
                                                            Fentress & Company
                                                            (which owns John A.
                                                            Levin & Co., a
                                                            registered investment
                                                            advisor). Executive
                                                            Vice President of Smith
                                                            Barney Mutual Funds
                                                            (July 1994 to June
                                                            1997).
James B. Hawkes(3)        President and   President and     Chairman, President and  170                   Director of EVC, EV
Age 60                    Trustee         Trustee Since     Chief Executive Officer                        and EVD.
The Eaton Vance Building                  1989              of BMR, EVM and their
255 State Street                                            corporate parent, Eaton
Boston, MA 02109                                            Vance Corp. (EVC), and
                                                            corporate trustee,
                                                            Eaton Vance, Inc. (EV);
                                                            Vice President of EVD.
                                                            President or officer of
                                                            170 funds managed by
                                                            Eaton Vance or its
                                                            affiliates.
-------------------------------------------------------------------------------------------------------------------------------

 (1)  Trustees and officers serve for indefinite terms.
 (2) Ms. Bibliowicz is deemed an interested person of the Fund and the Portfolios because of her affiliation with a brokerage firm.
 (3) Mr. Hawkes is deemed an interested person of the Fund and the Portfolios because of his position as Director, Chairman, President and Chief Executive Officer of BMR, EVM, and EVC, which are affiliates of the Fund and Eaton Vance.
 (4)  Includes both master and feeder funds in a master feeder structure.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION CONT'D

DISINTERESTED DIRECTORS(S)

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY
        AND AGE             PORTFOLIO        SERVICE(1)     DURING PAST FIVE YEARS        TRUSTEE(4)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight          Trustee         Trustee Since     President of Dwight      170                   Trustee/Director of the
Age 70                                    1989              Partners, Inc.                                 Royce Funds (consisting
The Eaton Vance Building                                    (corporate relations                           of 17 portfolios).
255 State Street                                            and communications
Boston, MA 02109                                            company).
Samuel L. Hayes, III      Trustee         Trustee Since     Jacob H. Schiff          170                   Director of Tiffany &
Age 67                                    1989              Professor of Investment                        Co. Director of
The Eaton Vance Building                                    Banking Emeritus,                              Telect, Inc.
255 State Street                                            Harvard University
Boston, MA 02109                                            Graduate School of
                                                            Business
                                                            Administration.
Norton H. Reamer          Trustee         Trustee Since     Chairman and Chief       170
Age 66                                    1989              Operating Officer,
The Eaton Vance Building                                    Hellman, Jordan
255 State Street                                            Management Co., Inc.
Boston, MA 02109                                            (an investment
                                                            management company) and
                                                            President, Unicorn
                                                            Corporation (investment
                                                            and financial advisory
                                                            services company)
                                                            (since September 2000).
                                                            Formerly, Chairman of
                                                            the Board, United Asset
                                                            Management Corporation
                                                            (a holding company
                                                            owning institutional
                                                            investment management
                                                            firms) and Chairman,
                                                            President and Director,
                                                            UAM Funds (mutual
                                                            funds).
Lynn A. Stout             Trustee         Trustee Since     Professor of Law,        165
Age 44                                    1998              University of
The Eaton Vance Building                                    California at Los
255 State Street                                            Angeles School of Law
Boston, MA 02109                                            (since July 2001).
                                                            Formerly, Professor of
                                                            Law, Georgetown
                                                            University Law Center
                                                            (prior to July 2001).
Jack L. Treynor           Trustee         Trustee Since     Investment Adviser and   167
Age 72                                    1989              Consultant.
The Eaton Vance Building
255 State Street
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)         TERM OF
     NAME, ADDRESS           WITH THE        OFFICE AND      PRINCIPAL OCCUPATION(S)
        AND AGE                FUND       LENGTH OF SERVICE  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Duke Laflamme             Vice President  Vice President     Vice President of EVM
Age 32                    of Trust        Since              and BMR since November
The Eaton Vance Building                  2001               2001. Officer of 9
255 State Street                                             Investment companies
Boston, MA 02109                                             managed by EVM or BMR.
                                                             Prior to November 2001,
                                                             Mr. Laflamme was an
                                                             Assistant Vice
                                                             President and Research
                                                             Associate for EVM and
                                                             BMR. Prior to January
                                                             1998, he was an
                                                             assistant Portfolio
                                                             Manager at Norwest
                                                             Investment Manager.
Edward E. Smiley, Jr.     Vice President  Vice President     Vice President of EVM
Age 57                    of Trust        Since              and BMR, Officer of 34
The Eaton Vance Building                  1997               investment companies
255 State Street                                             managed by EVM and BMR.
Boston, MA 02109
Arieh Coll                Vice President  Vice President     Vice President of BMR
Age 37                    of Capital      Since 2000         and EVM since
The Eaton Vance Building  Growth                             January 10, 2000.
255 State Street          Portfolio                          Portfolio manager and
Boston, MA 02109                                             investment analyst for
                                                             Fidelity Investments
                                                             (1989-1999). Officer of
                                                             various investment
                                                             companies managed by
                                                             EVM or BMR.
Elizabeth S. Kenyon       Vice President  Vice President     Vice President of EVM
Age 42                    of Investment   Since 2001         and BMR. Officer of 2
The Eaton Vance Building  Grade                              investment companies
255 State Street          Portfolio                          managed by EVM or BMR.
Boston, MA 02109
Alan R. Dynner            Secretary       Secretary Since    Vice President,
Age 61                                    1997               Secretary and Chief
The Eaton Vance Building                                     Legal Officer of BMR,
255 State Street                                             EVM and EVC; Vice
Boston, MA 02109                                             President, Secretary
                                                             and Clerk of EVD.
                                                             Secretary of 170 funds
                                                             managed by Eaton Vance
                                                             and its affiliates.
James L. O'Connor         Treasurer       Treasurer Since    Vice President of BMR
Age 56                                    1989               and EVM; Vice President
The Eaton Vance Building                                     of EVD. Treasurer of
255 State Street                                             170 funds managed by
Boston, MA 02109                                             EVM and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------

    The Statement of Additional Information for the Fund includes additional information about the Trustees and officers of the Fund and Portfolios and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF CAPITAL GROWTH PORTFOLIO
AND INVESTMENT GRADE INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE BALANCED FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110





                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE


The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:


- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.


- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).


- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.



        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122






EATON VANCE  BALANCED FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH
       CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES
        CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                            YOU INVEST OR SEND MONEY.


162-2/02                                                                  BALSRC